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                                                                    EXHIBIT 10.2

            Form of Nontransferable Incentive Stock Option Agreement
                                     under
                  the Company's 1997 Long-Term Incentive Plan
                         (for non-California employees)
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                                    FORM FOR ISO UNDER MEMRY
                                    CORPORATION 1997 LONG-TERM
                                    INCENTIVE PLAN (CONNECTICUT
                                    EMPLOYEES)
                                    -----------------------------

                                    NONTRANSFERABLE INCENTIVE STOCK
                              OPTION AGREEMENT dated as of ________
                              __, 199_, between MEMRY CORPORATION,
                              a Delaware corporation (the "Company"),
                              and _______________ (the "Optionee",
                              which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).


          Pursuant to the Company's 1997 Long-Term Incentive Plan (as so amended, the "Plan"), the Company, acting through the Compensation Committee of its Board of Directors (the "Committee"), approved the issuance to the Optionee, effective as of the date set forth above, of an incentive stock option to purchase up to an ag gregate of [# OF SHARES] shares of Common Stock, $.01 par value, of the Company (the "Common Stock"), at the price (the "Option Price") of [not less than 100% of the fair market value of a share of Common Stock on the date of grant (110%, in the case of a 10% stockholder)] [PRICE] per share, upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

          I.   OPTION; OPTION PRICE.  On behalf of the Company, the Committee
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hereby grants to the Optionee the option (the "Option") to purchase, subject to the terms and conditions of this Agreement and the Plan (which are incorporated by reference herein and which in all cases shall control in the event of any conflict with the terms, definitions and provisions of this Agreement), [# OF SHARES] shares of Common Stock of the Company at an exercise price per share equal to the Option Price, which Option is intended to qual ify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A copy of the Plan as in effect on the date hereof has been supplied to the Optionee, and the Optionee hereby acknowledges receipt thereof.

          II.  TERM.  The term (the "Option Term") of the Option shall commence
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on the date of this Agreement and shall expire on
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the tenth anniversary of the date of this Agreement [fifth anniversary, in the case of a 10% stockholder], unless such Option shall theretofore have been terminated in accordance with the terms hereof or of the Plan.

          III. TIME OF EXERCISE.  (1)  Unless accelerated in the discretion of
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the Committee or as otherwise provided herein, the Option shall become exercisable as to the total number of shares of Common Stock subject to the Option as same may be limited in accordance with Exhibit A hereto, for the periods specified in Exhibit A hereto; provided, however, no part of such Option
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may be exercised by the Optionee until such Optionee shall have remained in the employ of the Company or any corporation which at the time the Option is granted qualifies as a "subsidiary corporation" of the Company under Section 424(f) of the Code (any of the aforementioned, a "Participating Company") for at least one year from the date of grant of the Option, unless employment of the Optionee is terminated on account of death or a Total Disability (as defined in Section 4(a)(iii) below)./1/ Subject to the provi sions of Sections 5 and 8 hereof, shares as to which the Option be comes exercisable pursuant to the foregoing provisions may be purchased at any time thereafter prior to the expiration or ter mination of the Option.

                 (2) Anything contained in this Agreement to the contrary notwithstanding, the Option shall not be exercisable to the extent that the aggregate Fair Market Value (as defined in the Plan) on the date hereof of all stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of all Participating Companies) exceeds $100,000.

          IV.  TERMINATION OF OPTION.  A.  The unexercised portion of the Option
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(which portion was otherwise exercisable) shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

                    1.  the expiration of the Option Term;

                    2. the expiration of three months from the date that the Optionee ceases to be an employee of the Company or any of its subsidiaries (other than as a result of a Total Disability (as defined in subparagraph
     (iii) below), a Resignation (as defined in subparagraph (iv) below) or a Termination For Cause (as defined in subparagraph (iv) below)); provided,
                                                                     --------
     however, that if the Optionee shall die during such three-month period, the
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     time of termination of the

--------------------
     /1/ Subject to modification by the Committee to accommodate performance objectives, if any.

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     unexercised portion of the Option shall be determined in accordance with subparagraph (iii) below;

               3. the expiration of 12 months from the date that the Optionee ceases to be an employee of a Participating Company as a result of the Optionee's complete and permanent inability to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary (a "Total Disability");

               4. immediately if the Optionee ceases to be employed by any Participating Company if such termination is a voluntary termination by the Optionee (a "Resignation") or a termination for cause or is otherwise attributable to a breach by the Optionee of an employee, noncompetition or other similar agreement with a Participating Company (any such termination, determined in accordance with paragraph (b) below, a "Termination For Cause"); provided, however, a retirement in accordance with the terms and
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     conditions of a retirement plan adopted by a Participating Company shall not be deemed to be a Resignation;

               5. except to the extent permitted by Section 14(a) of the Plan, the date on which the Option or any part thereof or right or privilege relating thereto is transferred (otherwise than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee.

          B. Any unexercised portion of the Option which was not exercisable on the date the Optionee ceases to be employed by any Participating Company shall terminate at midnight on the date on which such employment ceases.

          C. The Board of Directors of the Company shall have the power to determine what constitutes a Termination For Cause, and the date upon which such Termination For Cause occurs. Any such determination shall be final, conclusive and binding upon the Optionee.

          D. Anything contained herein to the contrary notwithstanding, the Option shall not be affected by any change of duties or position of the Optionee (including a transfer to or from any Participating Company), so long as the Optionee continues to be an officer or employee of a Participating Company.

          V.   PROCEDURE FOR EXERCISE.  A.  The Option may be exercised, from
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time to time, in whole or in part (but for the purchase of whole shares only), by delivery of a written notice

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(the "Notice") from the Optionee to the Secretary of the Company, which Notice shall:

                    1.  state that the Optionee elects to exercise the Option;

                    2. state the number of shares of Common Stock with respect to which the Option is being exercised (the "Optioned Shares");

                    3. state the method of payment for the Optioned Shares pursuant to Section 5(b) hereof;

                    4. state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option and no later than 30 days from the delivery of such Notice);

                    5. include any representations of the Optionee required under Section 8(b) hereof; and

                    6. if the Option shall be exercised pursuant to Section 10 hereof by any person other than the Optionee, include evidence to the satisfaction of the Committee of the right of such person to exercise the Option.

                B. Payment of the Option Price for the Optioned Shares shall be made (i) in cash or by personal or certified check, (ii) by delivery of stock certificates (in negotiable form) representing shares of Common Stock that have been owned of record by the Optionee for at least six months prior to the date of exercise and that have a Fair Market Value on the date of exercise equal to the product of (A) the number of Optioned Shares which are being purchased pursuant to the exercise of such Option, multiplied by (B) the applicable Option Price, (iii) a combination of either of the methods set forth in clauses (i) and
(ii) above, (iv) (A) by arrangements which are acceptable to the Committee and as permitted by applicable law whereby the Optionee relinquishes a portion of the Option, or (B) in compliance with any other cashless exercise program authorized by the Committee for use in connection with the Plan at the time of such exercise, or (v) in such other consideration as shall be acceptable to the Committee. For the purpose of the preceding clause (iv)(A), the fair market value of the portion of the Option that is relinquished shall be the Fair Market Value at the time of exercise of the number of Optioned Shares subject to the portion of the Option that is relinquished less the aggregate exercise prices specified in the Option with respect to such Optioned Shares.

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          C.   The Company shall issue a stock certificate in the name of the
Optionee (or such other person exercising the Option in accordance with the provisions of Section 10 hereof) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.

          VI.  NO RIGHTS AS A STOCKHOLDER.  The Optionee shall not have any
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privileges of a stockholder of the Company with respect to any Optioned Shares until the date of issuance of a stock certificate pursuant to Section 5(c) hereof.

          VII.  ADJUSTMENTS.  If the outstanding shares of Common Stock of the
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Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all of substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, then, to the extent permitted by the Company, an appropriate and proportionate adjustment shall be made in (i) the number and kind of shares or other securities subject to the Option and (ii) the price for each share or other unit of any other securities subject to the Option without change in the aggregate purchase price or value as to which such Option remains exercisable or subject to restrictions. Any adjustment under this Section 7 shall be made by the Company's Board of Directors, whose determination as to what adjustments shall be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustment.

          VIII.  ADDITIONAL PROVISIONS RELATED TO EXERCISE.  A. The Option shall
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be exercisable only on such date or dates and during such period and for such number of shares of Common Stock as are set forth in this Agreement.

                 B. To exercise the Option, the Optionee shall follow the procedures set forth in Section 5 hereof. Unless at the time of exercise of the Option there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act of 1933 (the "'33 Act") and appropriate qualification and registration under applicable state securities laws relating to the Optioned Shares being acquired pursuant to the Option, the Optionee shall be required, upon exercise of the Option, to give to the Company a written representation, in a form reasonably satisfactory to the Company, that he or she is acquiring the Optioned Shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such shares. The Optionee shall be further required to agree that he or she will

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not sell or transfer any Optioned Shares acquired pursuant to exercise of the
Option until he or she requests and receives an opinion of the Company's counsel to the effect that such proposed sale or transfer will not result in a violation of the '33 Act, or a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission, or he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

          C. Stock certificates representing shares of Common Stock acquired upon the exercise of the Option that have not been registered under the Securities Act shall bear the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER FOR SALE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION DOES NOT VIOLATE THE PROVISIONS OF SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

          IX.  NO EVIDENCE OF EMPLOYMENT OR SERVICE.  Nothing contained in the
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Plan or this Agreement shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with the right of a Participating Company (subject to the terms of any separate agreement to the contrary) to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time.

          X.  RESTRICTION ON TRANSFER.  The Option may not be transferred,
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pledged, assigned, hypothecated or otherwise disposed of in any way by the
Optionee, except by will or by the laws of descent and distribution or as may otherwise be required by law, and may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 4(a)(ii) hereof, by his or her executors or administrators to the full extent to which the Option was exercisable by the Optionee at the time of his or her death. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

          XI.  DISQUALIFYING DISPOSITIONS; TAXES.  (a) If Optioned Shares are
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disposed of within two years following the date of this

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Agreement or one year following the issuance thereof to the Optionee (a
"Disqualifying Disposition"), the Optionee shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

          (b) At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local withholding taxes and employment taxes.

          XII.  NOTICES.  All notices or other communications which are required
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or permitted hereunder shall be in writing and sufficient if 1. personally delivered, 2. sent by nationally-recognized overnight courier or 3. sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

               If to the Optionee, to the address set forth on the signature page hereto; and

               If to the Company, to:

                    Memry Corporation
                    57 Commerce Drive
                    Brookfield, Connecticut  06804
                    Attention:  Secretary;

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

          XIII.  NO WAIVER.  No waiver of any breach or condition of this
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Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          XIV.   OPTIONEE UNDERTAKING.  The Optionee hereby agrees to take
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whatever additional actions and execute whatever additional documents the
Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

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          XV.    MODIFICATION OF RIGHTS.  The rights of the Optionee are subject
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to modification and termination in certain events as provided in this Agreement and the Plan.

          XVI.   GOVERNING LAW.  This Agreement shall be governed by, and
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construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be wholly performed therein.

          XVII.  COUNTERPARTS.  This Agreement may be executed in one or more
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counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          XVIII. ENTIRE AGREEMENT.  This Agreement and the Plan constitute the
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entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Nontransferable Incentive Stock Option Agreement as of the date first written above.

                                    MEMRY CORPORATION


                                    By:___________________________
                                       Name:
                                       Title:


                                    OPTIONEE:



                                    ______________________________
                                    Name:  _______________________
                                    Address:  ____________________
                                              ____________________
                                              ____________________


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                                 EXHIBIT A
                                 ---------


          [Intentionally Left Blank]

          [Subject to the terms and limitations specified in this Agreement, one-fifth (1/5) of the aggregate number of options issued hereunder shall become exercisable on each anniversary of the date of grant on which the Optionee is employed by the Company.]